                                EXHIBIT 24(a)
                                -------------

                              Powers of Attorney

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 300,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation Executive Deferred Compensation Plan, and any plan interests related thereto, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    December 19, 1994                        /s/Peter B. Lewis
                                                  -----------------------------
                                                  Peter B. Lewis
                                                  Chairman, President, Principal
                                                  Executive Officer and Director

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 300,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation Executive Deferred Compensation Plan, and any plan interests related thereto, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    December 27, 1994                          /s/Charles B. Chokel
                                                    ---------------------------
                                                    Charles B. Chokel
                                                    Principal Financial Officer

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 300,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation Executive Deferred Compensation Plan, and any plan interests related thereto, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    December 27, 1994                          /s/Jeffrey W. Basch
                                                    ---------------------------
                                                    Jeffrey W. Basch
                                                    Principal Accounting Officer

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 300,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation Executive Deferred Compensation Plan, and any plan interests related thereto, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    December 16, 1994                          /s/Milton N. Allen
                                                    ------------------------
                                                    Milton N. Allen
                                                    Director

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 300,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation Executive Deferred Compensation Plan, and any plan interests related thereto, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    December 20, 1994                          /s/B. Charles Ames
                                                    ------------------------
                                                    B. Charles Ames
                                                    Director

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 300,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation Executive Deferred Compensation Plan, and any plan interests related thereto, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    December 20, 1994                          /s/Stephen R. Hardis
                                                    ------------------------
                                                    Stephen R. Hardis
                                                    Director

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 300,000 of the Company's Common Shares, $1.00 par value, issuable under the Progressive Corporation Executive Deferred Compensation Plan, and any plan interests related thereto, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    December 19, 1994                          /s/Norman S. Matthews
                                                    -------------------------
                                                    Norman S. Matthews
                                                    Director

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 300,000 of the Company's Common Shares, $1.00 par value, issuable under the Company's Executive Deferred Compensation Plan, and any plan interests related thereto, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in- fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    December 27, 1994                          /s/Paul B. Sigler
                                                    -----------------------
                                                    Paul B. Sigler
                                                    Director

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 300,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation Executive Deferred Compensation Plan, and any plan interests related thereto, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date: December 23, 1994                         /s/Donald B. Shackelford
                                                ------------------------------
                                                Donald B. Shackelford
                                                Director